UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the registrant’s press release dated February 28, 2011 announcing that Olin Corporation (Olin) acquired PolyOne Corporation’s (PolyOne) 50% interest in the SunBelt Chlor Alkali Partnership for $132.3 million in cash plus the assumption of a PolyOne guarantee related to the Partnership debt.  With this acquisition Olin becomes the 100% owner of SunBelt.  The parties also agreed to a three year earn out based on the performance of SunBelt.  At December 31, 2010 SunBelt had $85.3 million of debt outstanding.  In conjunction with this transaction Olin expects to record a non-cash, pretax gain, in excess of $80 million, associated with the revaluation of its existing 50% interest in the SunBelt partnership.

The SunBelt chlor alkali plant, which is located within Olin’s McIntosh, Alabama facility, has approximately 350,000 tons of membrane technology capacity.  During 2010 the Partnership generated approximately $70 million of earnings before interest, taxes, depreciation and amortization (EBITDA).  Olin expects the acquisition to be accretive to EBITDA and earnings in 2011.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated February 28, 2011

Safe Harbor Statement

This report contains forward-looking statements, including an estimate of the non-cash, pretax gain to be recognized and the effects of the acquisition on 2011 EBITDA and earnings.  All forward-looking statements are based on management’s estimates, projections, and assumptions as of the date hereof and include the assumptions that underlie such statements.  These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to, the impact of accounting rules, the risks inherent in integrating any acquisition and other risks described in the Company’s SEC filings, including those discussed under the heading “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2010.  The Company undertakes no obligation to revise or update any forward looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:           /s/ George H. Pain
Name:  George H. Pain
Title:    Senior Vice President, General Counsel and Secretary

Date:  February 28, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated February 28, 2011